September 1, 2021

PROSPECTUS

STRATEGY SHARES NASDAQ 7HANDL™ INDEX ETF

NASDAQ Ticker: HNDL

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: STRATEGY SHARES NASDAQ 7HANDL™ INDEX ETF	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	14
SHAREHOLDER INFORMATION	42
MANAGEMENT OF THE FUND	45
DIVIDENDS AND DISTRIBUTIONS	47
TAX CONSEQUENCES	47
INDEX PROVIDER	49
FINANCIAL HIGHLIGHTS	51
PREMIUM/DISCOUNT INFORMATION	52

FUND SUMMARY: STRATEGY SHARES NASDAQ 7HANDL™ INDEX ETF

Investment Objective: The Fund’s investment objective is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.35%
Acquired Fund Fees and Expenses(1)	0.17%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver/Expense Reimbursement (2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.97%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	Rational Advisors, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (but excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, (vi) expense incurred in connection with the Fund’s compliance with the liquidity requirements of Rule 22e-4 under the Investment Company Act of 1940 and the Investment Company Reporting Modernization Rules; and (vii) non-routine extraordinary expenses, such as regulatory inquiry and litigation expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.80% of the Fund’s average annual daily net assets until August 31, 2022. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of up to three years from the date the fees were waived and/or expenses paid, provided such recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$341	$602	$1,350

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

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Principal Investment Strategy:

The Fund will invest at least 80% of its assets in securities of the Nasdaq 7HANDL™ Index (the “Index”). The Index generally consists of securities issued by exchange-traded funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”) as described below. Because the Index is comprised of securities issued by other investment companies, the Fund operates as a “fund of funds.”

The Index is broadly diversified and seeks to offer the potential for high monthly distributions while maintaining a stable net asset value over time. The goal of the Index is to represent an allocation to a balanced portfolio of U.S. equities, fixed income securities and alternative investments, then employ leverage in an amount equal to 23% of the total portfolio (measured as a percent of the combined base of the portfolio plus the leverage amount (i.e., 30%/(100%+30%)=23%)). Accordingly, returns for the Index are calculated assuming leverage on the underlying portfolio in the amount of 23% (net of the estimated cost of employing such leverage). To achieve leveraged returns, the Fund will purchase a total return swap on a securities-only version of the Index known as the Nasdaq HANDL™ Base Index (the “Base Index”), which is composed of only ETFs and does not include a leverage component. The Index will have risk characteristics similar to the broad US capital markets and will generally rise and fall with prevailing market conditions, with the goal, but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a seven percent (7.0%) annual distribution rate.

The Core Portfolio component of the Index seeks to provide broad exposure to the U.S. fixed-income and equity markets and consists of a 70% allocation to U.S. aggregate fixed-income ETFs (the “Core Fixed Income Sleeve”) and a 30% allocation to U.S. large capitalization equity ETFs (the “Core Equity Sleeve”). The Index defines U.S. aggregate fixed income ETFs as those ETFs that provide exposure to the entire U.S. investment grade bond market without limitation of duration or issuer. The Index defines U.S. large cap equity ETFs as those ETFs that provide exposure to a similar market capitalization range of the large capitalization segment of the Nasdaq US Benchmark Index.

The Core Fixed Income Sleeve is allocated on an equal weight basis to the three U.S. aggregate bond ETFs with the lowest expense ratios after waivers. Half of the Core Equity Sleeve is allocated on an equal weight basis to the three U.S. large cap ETFs with the lowest expense ratios after waivers, and the remaining half of the Core Equity Sleeve is allocated to the largest ETF (by assets under management) that tracks the Nasdaq-100 Index®. The Core Portfolio is rebalanced monthly to weight the Core Portfolio in accordance with the Index’s methodology and is reconstituted annually in January.

The Explore Portfolio component of the Index employs a 100% rules-based proprietary momentum-tilted, optimized allocation methodology to provide exposure to non-levered ETFs across a range of U.S. asset categories that have historically provided high levels of income. The following 12 asset categories are represented in the Explore Portfolio, and the Fund expects that less than 16% of the Fund’s assets will be invested in any one category: Dividend Equity – ETFs that provide exposure to domestic dividend-paying stocks; Covered Call – ETFs that provide exposure to indexed covered call portfolios based on either the S&P 500 Index or Nasdaq-100 Index®; High-Yield Bonds – ETFs that provide exposure to domestic high-yield corporate bonds (also known as “junk bonds”) of any duration or maturity; Investment Grade Bonds – ETFs that provide exposure to domestic investment grade corporate bonds of any duration or maturity; MLPs – ETFs that provide exposure to master limited partnerships; MBS – ETFs that provide exposure to mortgage-backed securities; Active Fixed Income – ETFs that provide broad exposure to actively managed fixed income ETFs that invest in securities of any duration or maturity; Preferred Securities – ETFs that provide exposure to domestic preferred securities; REITs – ETFs that provide exposure to domestic real estate investment trusts; Growth & Income – ETFs that provide exposure to multiple asset portfolios of stocks and bonds or ETFs of stocks and bonds; Utilities – ETFs that provide exposure to domestic utility securities; and Build America Bonds – ETFs that provide exposure to Build America Bonds. Build America Bonds are taxable municipal bonds that include tax credits and/or federal subsidies for bondholders and state and

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local bond issuers. These bonds may be of any maturity or duration. The Explore Portfolio includes ETFs that can invest without limit as to maturity, duration or credit quality.

Each asset category in the Explore Portfolio is represented by a single ETF. By default, the ETF representative of an asset category is the largest ETF (by assets under management) in the asset category. However, an ETF that is not the largest ETF in the asset category may serve as the ETF representative if it has an expense ratio after waivers at least 20% lower than the largest ETF in the asset category. If there are multiple such ETFs with expense ratios at least 20% lower than that of the largest ETF, the ETF with the lowest expense ratio after waivers shall serve as the ETF representative of the asset category.

The 12 ETF representatives of the Explore Portfolio asset categories are weighted and rebalanced on a monthly basis using a proprietary weighting methodology that measures an ETF’s returns, dividend and volatility, subject to the constraints that no position may be less than 15% nor more than 185% of an equal weight position within the Explore Portfolio.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund will typically invest 90% of its assets in the Index’s component securities and use 10% of its assets as cash collateral for the Fund’s 40% total return swap (measured as a percent of the Fund’s portfolio) on the Base Index. The Fund does not include the swap for purposes of the 80% investment test described above. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication methodology, meaning it will seek to invest in all of the ETFs comprising the Index in proportion to the weightings in the Index. However, under various circumstances, the Fund may use a representative sampling strategy, whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Index. To the extent the Fund uses a representative sampling strategy, it may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is not concentrated.

The Index and Base Index were created by and are provided by Bryant Avenue Ventures LLC (the “Index Provider”) and are calculated by Nasdaq, Inc. (the “Index Calculator”). The Index Provider and Index Calculator are not affiliated with the Fund or the Advisor.

Distribution Policy: In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and the value of the Fund and your investment. These risks affect the Fund directly as well as through the ETFs in which it invests. For purposes of the discussion below, “Fund” means the Fund and/or one or more of the ETFs in which the Fund invests.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on such bonds, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to keep the federal funds rate at a historically low level. Any future interest rate increases could cause the value of the Fund to decrease to the extent that it invests in fixed income securities.

Concentration Risk. The Fund will concentrate its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value or market price to fluctuate more than that of a fund that does not concentrate in a particular industry.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate

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specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Swaps Risk. Total return swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Total return over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and

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when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Distribution Policy Risk. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than the Fund that invests directly in individual securities.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
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▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low and interest rate risk may be heightened. Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a

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bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Index-Related Risk. There is no assurance that the Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Index will be in line with the described index methodology. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s Shares, to decline.

Junk Bond Risk. Lower-quality bonds, known as "high-yield" or "junk" bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell the bonds in its portfolio. The lack of a liquid market for these bonds could decrease the value of the Fund's portfolio and net asset value per share.

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Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of funds that do not use such techniques.

LIBOR Risk. The Fund has exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels and political events may adversely affect the securities markets. The impacts of the novel coronavirus known as COVID-19 on the global economy has resulted, and may continue to result, in prolonged periods of heightened volatility with respect to inflation and the value of global currencies, including the U.S. dollar, which may adversely affect the performance of the Fund. Further, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Advisor or other service providers are unavailable due to quarantines and restrictions on travel. As a result, the risk environment remains elevated. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Index carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of the Index’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which mortgage loans are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan-level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund.

Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as Ginnie Mae, or government-sponsored entities such as Fannie Mae and Freddie Mac, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities, and particularly non-agency non-investment grade mortgage-backed securities, may change over time.

Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for sub-prime mortgage loans and thereby reduce the Fund’s ability to sell securities backed by such loans. Additionally, subprime loan borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included

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in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of preferred stocks may redeem their securities prior to maturity at a price below their current market value which would negatively impact the investment return of such preferred stocks.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Sampling Risk. The sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV or market price than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Underlying Fund Risk. Other investment companies, including ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks and is also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances. Certain additional risks of investing in ETFs are described below:

o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult

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for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its shares for each full calendar year, and by showing how its average annual returns compare over time with those of the Nasdaq 7HANDLTM Index as well as a broad-based market index reflecting the performance of investment grade fixed income securities. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.49% (quarter ended June 30, 2020), and the lowest return for a quarter was (7.83)% (quarter ended March 31, 2020).

The Fund’s year-to-date return as of June 30, 2021 was 3.97%.

Average Annual Total Returns

(for the periods ended December 31, 2020)

	1 Year	Since Inception (January 16, 2018)
Return Before Taxes	12.46%	7.90%
Return After Taxes on Distributions	9.26%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	5.21%
Nasdaq 7HANDLTM Index (reflects no deduction for fees, expenses or taxes)	14.34%	9.47%
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Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	5.58%

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since January 2018.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Nasdaq Stock Market (the “Exchange”) through your financial institution on each day that the Exchange is open for business (a “Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective or the Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Nasdaq 7HANDL™ Index, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its assets in securities of the Nasdaq 7HANDL™ Index (the “Index”). The Index generally consists of securities issued by exchange-traded funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”) as described below. Because the Index is comprised of securities issued by other investment companies, the Fund operates as a “fund of funds.”

The Index is broadly diversified and seeks to offer the potential for high monthly distributions while maintaining a stable net asset value over time. The goal of the Index is to represent an allocation to a balanced portfolio of U.S. equities, fixed income securities and alternative investments , then employ leverage in an amount equal to 23% of the total portfolio (measured as a percent of the combined base of the portfolio plus the leverage amount (i.e., 30%/(100%+30%)=23%)). To achieve leveraged returns, the Fund will purchase a total return swap on a securities-only version of the Index known as the Nasdaq HANDL™ Base Index (the “Base Index”), which is composed of only ETFs and does not include a leverage component. Accordingly, returns for the index are calculated assuming leverage on the underlying portfolio in the amount of 23% (net of the estimated cost of employing such leverage). The Index will have risk characteristics similar to the broad US capital markets and will generally rise and fall with prevailing market conditions, with the goal, but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a seven percent (7.0%) annual distribution rate.

The Core Portfolio component of the Index seeks to provide broad exposure to the U.S. fixed-income and equity markets and consists of a 70% allocation to U.S. aggregate fixed-income ETFs (the “Core Fixed Income Sleeve”) and a 30% allocation to U.S. large capitalization equity ETFs (the “Core Equity Sleeve”). The Index defines U.S. aggregate fixed income ETFs as those ETFs that provide exposure to the entire U.S. investment grade bond market without limitation of duration or issuer. The Index defines U.S. large cap equity ETFs as those ETFs that provide exposure to a similar market capitalization range of the large capitalization segment of the Nasdaq US Benchmark Index. The Core Fixed Income Sleeve is allocated on an equal weight basis to the three U.S. aggregate bond ETFs with the lowest expense ratios after waivers. Half of the Core Equity Sleeve is allocated on an equal weight basis to the three U.S. large cap ETFs with the lowest expense ratios after waivers , and the remaining half of the Core Equity Sleeve is allocated to the largest ETF (by assets under management) that tracks the Nasdaq-100 Index®. The Core Portfolio is rebalanced monthly. Following the close of the last trading day of each month, the components of the Core Portfolio are rebalanced to select weights in accordance with the index methodology. Changes in weighting are made at market open on the 9th trading day of the following month. The Core Portfolio is reconstituted annually in January. The eligibility criteria are applied using available market data as of the end of the month. Security additions and deletions are made effective at the market open on the 9th business day in January.

The Explore Portfolio component of the Index employs a 100% rules-based proprietary momentum-tilted, optimized allocation methodology to provide exposure to non-levered ETFs across a range of U.S. asset categories

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that have historically provided high levels of income. The following 12 asset categories are represented in the Explore Portfolio, and the Fund expects that less than 16% of the Fund’s assets will be invested in any one category: Dividend Equity – ETFs that provide exposure to domestic dividend-paying stocks; Covered Call – ETFs that provide exposure to indexed covered call portfolios based on either the S&P 500 Index or Nasdaq-100 Index®; High-Yield Bonds – ETFs that provide exposure to domestic high-yield corporate bonds (also known as “junk bonds”) of any duration or maturity; Investment Grade Bonds – ETFs that provide exposure to domestic investment grade corporate bonds of any duration or maturity; MLPs – ETFs that provide exposure to master limited partnerships; MBS – ETFs that provide exposure to mortgage-backed securities; Active Fixed Income – ETFs that provide broad exposure to actively managed fixed income ETFs that invest in securities of any duration or maturity; Preferred Securities – ETFs that provide exposure to domestic preferred securities; REITs – ETFs that provide exposure to domestic real estate investment trusts; Growth & Income – ETFs that provide exposure to multiple asset portfolios of stocks and bonds or ETFs of stocks and bonds; Utilities – ETFs that provide exposure to domestic utility securities; and Build America Bonds – ETFs that provide exposure to Build America Bonds. Build America Bonds are taxable municipal bonds that include tax credits and/or federal subsidies for bondholders and state and local bond issuers. These bonds may be of any maturity or duration. The Explore Portfolio includes ETFs that can invest without limit as to maturity, duration, or credit quality.

Each asset category in the Explore Portfolio is represented by a single ETF. By default, the ETF representative of an asset category is the largest ETF (by assets under management) in the asset category. However, an ETF that is not the largest ETF in the asset category may serve as the ETF representative if it has an expense ratio after waivers at least 20% lower than the largest ETF in the asset category. If there are multiple such ETFs with expense ratios at least 20% lower than that of the largest ETF, the ETF with the lowest expense ratio after waivers shall serve as the ETF representative of the asset category. The 12 ETF representatives of the Explore Portfolio asset categories are weighted and rebalanced on a monthly basis using a proprietary weighting methodology that measures an ETF’s returns, dividend and volatility, subject to the constraints that no position may be less than 15% nor more than 185% of an equal weight position within the Explore Portfolio.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund will typically invest 90% of its assets in the Index’s component securities and use 10% of its assets as cash collateral for the Fund’s 40% total return swap (measured as a percent of the Fund’s portfolio) on the Base Index. The Fund does not include the swap for purposes of the 80% investment test described above. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication methodology, meaning it will seek to invest in all of the ETFs comprising the Index in proportion to the weightings in the Index. However, under various circumstances, the Fund may use a representative sampling strategy, whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index (e.g., where the Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is not concentrated. The Fund may engage in frequent trading of portfolio securities.

The Index and Base Index were created by and are provided by Bryant Avenue Ventures LLC (the “Index Provider”) and are calculated by Nasdaq, Inc. (the “Index Calculator”). The Index Provider and Index Calculator are not affiliated with the Fund or the Advisor.

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Distribution Policy and Goals: In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. All income will be distributed monthly regardless of whether such income will be treated as return of capital. The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Principal Investment Risks

All ETFs carry a certain amount of risk. As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. These risks affect the Fund directly as well as through the ETFs in which it invests. For purposes of the discussion below, “Fund” means the Fund and/or one or more of the ETFs in which the Fund invests.

The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, market price, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of the Prospectus. These risks affect the Fund directly as well as through the ETFs in which it invests.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Distributor. To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process

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creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Build America Bonds Risk. Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either: (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only were authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to keep the federal funds rate at a low level. In recent years, the Federal Reserve and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the federal funds rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the Federal Reserve announced cuts to the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Interest rate increases could cause the value of the Fund to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain

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Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Concentration Risk. The Fund will concentrate its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund's net asset value and market price to fluctuate more than that of a fund that does not concentrate in a particular industry.

Derivatives Risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.
o	Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly
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requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

o	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.
o	Options Risk. There are risks associated with the Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.

Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Advisor's expectations.

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Consequently, option returns may not be highly correlated to the securities they are intended to hedge.

Sub-strategy Risk: Certain hedging strategies known as spreads or straddles expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction the Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Advisor expects. In a straddle transaction the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

o	Swaps Risk. The Fund's use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the swap may not correlate perfectly with the underlying index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Distribution Policy Risk. The Fund pays monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than the Fund that invests directly in individual securities.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

o   Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

o   Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o   Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
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▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low and interest rate risk may be heightened. Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on

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the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.

Index-Related Risk. There is no assurance that the Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Index will be in line with the described index methodology. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Issuer Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value or market price of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. When the Fund uses derivatives, it can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of funds that do not use such techniques.

LIBOR Risk. The Fund has exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

Market Risk. Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP

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and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Index carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of the Index’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market

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for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons, including the following:

The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The performance of the Fund and the Index may vary due to asset valuation differences: the Fund may fair value certain of the securities it holds and to the extent it calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected.

There may be differences between the Fund’s portfolio and the Index as a result of legal restrictions, cost or liquidity constraints. For example, the Index is not subject to the tax diversification requirements to which the Fund must adhere; so the Fund may be required to deviate its investments from the securities and relative weightings of the Index. Similarly, the Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index.

The investment activities of one or more of the Advisor’s affiliates for their proprietary accounts and for client accounts may also adversely impact the Fund’s ability to track the Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Advisor, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Advisor’s affiliates.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are

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concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Sampling Risk. The sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV or market price than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Underlying Fund Risk. The Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Certain additional risks of investing in ETFs are described below:

o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

non-Principal Investment Risks

Descriptions of non-principal risks are set forth below. These risks could adversely affect the net asset value or market price, total return and the value of the Fund and your investment.

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ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund

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focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying

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debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches, carry greater risk, and pay higher interest rates.

Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Conflict of Interest - Advisor Risk. The Advisor, portfolio managers and other individuals associated with the Advisor may have compensation and/or other arrangements that may be in conflict to the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.
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Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value and market price of the Fund’s shares.

The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral

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supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging markets countries may have a higher degree of corruption and fraud than developed

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market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging markets countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if a master limited partnership (“MLP”), or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. Energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a

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wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities Risk. To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor's ability to assess such risk than if the Fund invested solely in more developed countries. The departure of the United Kingdom and the potential departure of additional countries from the European Union may have significant political and financial consequences on global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.

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Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Risk. The use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value and market price may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal

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value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of the Fund to the extent that it invests in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans (a “base rate floor”). So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value and market price to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

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Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Medium Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

MBS and CMO Risk. Mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value and market price to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid

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markets in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may

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interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value and market price of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates

Segregation Risk. In order to secure its obligations to cover its short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value and market price, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Exclusion of Investment Advisor from Commodity Pool Operator Definition

With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information (“SAI”). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Additional Investment Risks

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage,

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reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of the Fund in secondary market transactions through their financial institution. Shares of the Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s shares trade on the Exchange under the following symbol:

Fund	Symbol
Strategy Shares Nasdaq 7HANDL™ Index ETF	HNDL

Shares of the Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase shares of the Fund in the secondary market, there is no minimum investment. While shares of the Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below (at a discount), at, or above (at a premium) their most recently calculated NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

Purchasing Shares from and Redeeming Shares with the Fund

General. On each Business Day, you may purchase shares directly from the Fund, and you may tender shares for redemption directly to the Fund in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 25,000 shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of the Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of the Fund, you must be an Authorized Participant or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

The Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

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Except where the purchase or redemption will include cash under certain circumstances, investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The name and quantities of the instruments that constitute the Fund’s Deposit Instruments and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments will be specified by the Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

The Fund generally does not offer or sell its shares outside of the U.S. Also, the Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of the Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of the Fund and is recognized as the owner of all such shares. Your beneficial interest in the shares of the Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of the Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of any Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Purchase of Shares by Investment Companies

The SEC has granted an exemptive order to the advisor permitting, among other things, registered investment companies and unit investment trusts that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions. This aspect of the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

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Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since the Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price it shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded; or (5) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid that their larger counterparts. Similarly, the Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the underlying Index and introduce tracking error.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of the Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units, which are intended to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or

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wholly in cash, higher transaction fees will be imposed, which are intended to offset the Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

Distribution of the Fund

The Fund has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because such fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by any Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

MANAGEMENT OF THE FUND

Investment Advisor

Rational Advisors, Inc., has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of ETFs and mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors, LLC (“Catalyst”) and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. MFund Services, LLC, an affiliate of the Advisor provides the Fund with legal and administrative support services. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901.

A discussion of the Trustees’ review and renewal of the Advisor’s investment advisory agreement with the Trust is available in the Fund’s Annual Report for the fiscal year ended April 30, 2021.

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Portfolio Manager

David Miller is primarily responsible for the day-to-day management of the Fund.

David Miller, Owner and Chief Investment Officer of the Advisor since 2016, has served as a Portfolio Manager of the Fund since 2018. He is a co-founder and the Chief Investment Officer of Catalyst since 2006, and is responsible for the day-to-day management of several funds managed by Catalyst. Mr. Miller is also a member of Catalyst International Advisors LLC since 2019, Insights Media LLC since 2019, and Catalyst Insurance Corporation II since 2018. Prior to founding Catalyst, Mr. Miller was the Chief Executive Officer of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

The SAI provides additional information about the portfolio manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

Fees Paid to Advisor

The Advisor and its affiliates provide the Fund with advisory, legal and administrative support services.

Advisory Services

The Fund pays the Advisor management fees as a percentage of average daily net assets for its services as investment advisor as follows:

Fund	Annual Rate
Strategy Shares Nasdaq 7HANDL™ Index ETF	0.60%

The Advisor has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (but excluding: (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges); (iv) taxes; (v) short sale dividends and interest expenses; (vi) expense incurred in connection with the Fund’s compliance with the liquidity requirements of Rule 22e-4 under the Investment Company Act of 1940 and the Investment Company Reporting Modernization Rules; and (vii) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement of the Fund to 0.80% of the Fund’s average annual daily net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2022. The Expense Cap may be terminated earlier only upon the approval of the Board. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of up to three years from the date the fees were waived and/or expenses paid, provided such recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment. For the fiscal year ended April 30, 2021, the Advisor received a management fee after waivers equal to 0.60% of the Fund’s average daily net assets and recaptured 0.07% in amounts previously waived and/or reimbursed pursuant to expense limitation agreement between the Fund and the Advisor in effect at the time of the waiver and/or reimbursement.

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DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare and pay dividends on investment income, if any, monthly. The Fund also intends to make distributions of net capital gains, if any, at least annually. The Fund may distribute such income, dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the fund will pay either an income dividend or a capital gains distribution. Dividends and capital gains distributions will be paid in cash.

Please refer to the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the Fund’s distribution policy and tax consequences.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by the Fund in additional shares of the Fund. Contact your broker to determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of the Fund will occur after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

TAX CONSEQUENCES

GENERAL

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund’s distributions from current and accumulated earnings

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and profits generally will be taxable as ordinary income or long-term capital gains. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of shares. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

SALE OF FUND SHARES

A sale of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund shares generally is treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

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WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service (the “IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxes” section of the Statement of Additional Information.

INDEX PROVIDER

The Fund is not sponsored, endorsed, sold or promoted by Bryant Avenue Ventures LLC or any of their respective affiliates (collectively, “HANDLS Indexes”). HANDLS Indexes makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the HANDLS Indexes to track general market performance. The HANDLS Indexes are determined, composed and calculated by HANDLS Indexes without regard to the Advisor or the Fund. HANDLS Indexes have no obligation to take the needs of the Advisor or the owners of the Fund into consideration in determining, composing or calculating the HANDLS Indexes. HANDLS Indexes are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. HANDLS Indexes have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the HANDLS Indexes will accurately track index performance or provide positive investment returns. Bryant Avenue Ventures LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by HANDLS Indexes to buy, sell, or hold such security, nor is it considered to be investment advice.

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HANDLS INDEXES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. HANDLS INDEXES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. HANDLS INDEXES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL HANDLS INDEXES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN HANDLS INDEXES AND THE ADVISOR, OTHER THAN THE LICENSORS OF HANDLS INDEXES.

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq 7HANDL™ Index to track general stock market performance. The Corporations’ only relationship to Rational Advisors, Inc. and the Fund (collectively, “Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations, and the use of the Nasdaq 7HANDL™ Index, which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq 7HANDL™ Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 7HANDL™ INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 7HANDL™ INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 7HANDL™ INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THEFOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THEPOSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Nasdaq 7HANDL™ Index or any data included therein, and the Advisor shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of Fund shares or any other person or entity from the use of the Nasdaq 7HANDL™ Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq 7HANDL™ Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Nasdaq 7HANDL™ Index, even if notified of the possibility of such damages.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended April 30, 2021, which is available upon request.

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)

	Net Asset Value, beginning of period	Net investment income(a)		Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Distributions from Return of Capital	Total distributions
Year Ended April 30, 2021	$23.40	0.45	(g)	3.13	3.58	(1.74)	—	(1.74)
Year Ended April 30, 2020	$23.70	0.59	(g)	0.79	1.38	(1.40)	(0.28)	(1.68)
Year Ended April 30, 2019	$23.84	0.56	(g)	0.95	1.51	(0.92)	(0.73)	(1.65)
January 16, 2018(h) through April 30, 2018	$25.00	0.13		(0.87)	(0.74)	—	(0.42)	(0.42)

Net Asset Value, end of period	Total return at NAV(a)(b)	Total return at market(a)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(a)(f)
$25.24	15.74%	15.86%	0.95%	0.95%	1.82%	$465,724	68%
$23.40	5.98%	5.71%	0.95%	1.40%	2.47%	$19,891	83%
$23.70	6.65%	6.68%	0.95%	2.30%	2.41%	$12,442	118%
$23.84	(2.96)%	(2.76)%	0.95%	6.33%	2.00%	$3,576	18%

(a) Not annualized for periods less than one year.

(b) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(d) Annualized for periods less than one year.

(e) Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f) Portfolio turnover increased due to change within portfolio holdings during the year.

(g) Calculated using the average shares method.

(h) Commencement of operations.

(i) Amount is less than ($0.005).

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PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.strategysharesetfs.com.

More information about the Fund is available free,

upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Advisor to the Fund.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

(855) 4SS-ETFS or (855) 477-3837

Write

Strategy Shares, 36 North New York Avenue, Huntington, NY 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, at www.strategysharesetfs.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

You may request Fund information from the SEC by e-mail at publicinfo@sec.gov. A duplicating fee will apply.

Investment Company Act of 1940 No. 811-22497

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